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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2000


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



  Delaware                       0-23108                        51-0020270
-------------                  ------------                 -------------------
 (State of                     (Commission                  (IRS Employer
Organization)                  File Number)                 Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                               19720
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------


Former name or former address, if changed since last report:  Not Applicable


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Item 5. Other Events

         Series 2000-9. On December 19, 2000, $500,000,000 aggregate principal amount of Series 2000-9 6.35% A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 2000-9 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of December 19, 2000, for Series 2000-9 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7. Exhibits


Exhibit 1.1         Terms Agreement among Discover Bank, Morgan Stanley & Co.
                    Incorporated, ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc. and Dresdner Kleinwort Benson North America LLC, dated December 8, 2000.

Exhibit 4.1 Series Supplement with respect to Series 2000-9 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of December 19, 2000.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of December 19, 2000.

Exhibit 4.3 Letter of Representations among Discover Bank, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2000-9, dated as of December 19, 2000.



                                     Page 2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Discover Card Master Trust I
                                             (Registrant)


                                            By: Discover Bank
                                                (Originator of the Trust)


Date:  December 19, 2000                    By: /s/ Michael F. Rickert
                                               --------------------------------
                                               Michael F. Rickert
                                               Vice President, Chief Accounting
                                                Officer and Treasurer




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
  1.1               Terms Agreement among Discover Bank, Morgan Stanley & Co.
                    Incorporated, ABN AMRO Incorporated, Banc of America
                    Securities LLC, Barclays Capital Inc. and Dresdner Kleinwort
                    Benson North America LLC, dated December 8, 2000.

  4.1               Series Supplement with respect to Series 2000-9 between
                    Discover Bank as Master Servicer, Servicer and Seller and
                    U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of December 19, 2000.

  4.2               Credit Enhancement Agreement among U.S. Bank National
                    Association as Trustee, Discover Bank as Master Servicer,
                    Servicer and Seller and Discover Receivables Financing
                    Corporation as Credit Enhancement Provider, dated as of December 19, 2000.


  4.3               Letter of Representations among Discover Bank, U.S. Bank
                    National Association as Trustee and The Depository Trust
                    Company with respect to Discover Card Master Trust I, Series
                    2000-9, dated as of December 19, 2000.